Exhibit 21

NTL INCORPORATED

LIST OF SUBSIDIARY COMPANIES
AS OF JANUARY 10, 2003

JURISDICTION
OF
COMPANY	INCORPORATION/REGISTRATION

Andover Cablevision Limited	England & Wales
Anglia Cable Communications Limited	England & Wales
Bearsden Nominees, Inc.	USA (Delaware)
Bell Cablemedia (Wearside) Partnership	England & Wales
Berkhamsted Properties & Building Contractors Limited	England & Wales
Bracknell Cable TV Limited	England & Wales
Cable Television Limited	England & Wales
Cable Thames Valley Limited	England & Wales
CableTel (UK) Limited	England & Wales
CableTel Cardiff Limited	England & Wales
CableTel Central Hertfordshire Limited	England & Wales
CableTel Hertfordshire Limited	England & Wales
CableTel Herts and Beds Limited	England & Wales
CableTel Investments Limited	England & Wales
CableTel Limited	England & Wales
CableTel Newport	England & Wales
CableTel North Bedfordshire Limited	England & Wales
CableTel Northern Ireland Limited	Northern Ireland
CableTel Programming, Inc.	USA (Delaware)
CableTel Scotland Limited	Scotland
CableTel Surrey and Hampshire Limited	England & Wales
CableTel Telecom Supplies Limited	England & Wales
CableTel Ventures Limited	USA (Delaware)
CableTel West Glamorgan Limited	England & Wales
CableTel West Riding Limited	England & Wales
Cambridge Cable Services Limited	England & Wales
Cambridge Holding Company Limited	England & Wales
CCL Corporate Communication Services Limited	England & Wales
Chartwell Investors LP (Limited Partnership; No Share Capital)	USA (Delaware)/UK Resident
Columbia Management Limited	England & Wales
Communications Cable Funding Corp.	USA (Delaware)
ComTel Cable Services Limited	England & Wales
ComTel Coventry Limited	England & Wales
Credit-Track Debt Recovery Limited	England & Wales
Diamond Cable (Bassetlaw) Limited	England & Wales
Diamond Cable (Burton-upon-Trent) Limited	England & Wales
Diamond Cable (Chesterfield) Limited	England & Wales
Diamond Cable (Grantham) Limited	England & Wales
Diamond Cable (Grimclee) Limited	England & Wales
Diamond Cable (Hinckley) Limited	England & Wales
Diamond Cable (Leicester) Limited	England & Wales
Diamond Cable (Lincoln) Limited	England & Wales

NTL INCORPORATED

LIST OF SUBSIDIARY COMPANIES
AS OF JANUARY 10, 2003

JURISDICTION
OF
COMPANY	INCORPORATION/REGISTRATION

Diamond Cable (Lincolnshire) Limited	England & Wales
Diamond Cable (Mansfield) Limited	England & Wales
Diamond Cable (Melton Mowbray) Limited	England & Wales
Diamond Cable (Newark-on-Trent) Limited	England & Wales
Diamond Cable (Ravenshead) Limited	England & Wales
Diamond Cable (Vale of Belvoir) Limited	England & Wales
Diamond Cable Acquisitions Limited	England & Wales
Diamond Cable Communications Limited	England & Wales
Diamond Cable Construction Limited	England & Wales
Diamond Cable CPE Limited	England & Wales
Diamond Holdings Limited	England & Wales
Diamond Visual Communications Limited	England & Wales
Digital Television Network Limited	England & Wales
DTELS Limited	England & Wales
East Coast Cable Limited	England & Wales
East Midlands Cable Communications Limited	England & Wales
East Midlands Cable Group Limited	England & Wales
East Midlands Cable Holdings Limited	England & Wales
Enablis Limited	England & Wales
Heartland Cablevision (UK) Limited	England & Wales
Heartland Cablevision II (UK) Limited	England & Wales
Herts Cable Limited	England & Wales
Jewel Holdings Limited	England & Wales
Lanbase European Holdings Limited	England & Wales
Lanbase Limited	England & Wales
LCL Cable (Holdings) Limited	England & Wales
LCL Telephones Limited	England & Wales
Lichfield Cable Communications Limited	England & Wales
Maza Limited	England & Wales
Metro Hertfordshire Limited	England & Wales
Metro South Wales Limited	England & Wales
Moleseye Limited	England & Wales
National Transcommunications Limited	England & Wales
NNS UK Holdings 1, Inc	USA (Delaware)/UK Resident
NNS UK Holdings 2, Inc	USA (Delaware)/UK Resident
North CableComms Holdings, Inc	USA (Delaware)/UK Resident
North CableComms LLC (Common Interests; No Share Capital)	USA (Delaware)/UK Resident
North CableComms Management, Inc	USA (Delaware)/UK Resident
Northampton Cable Television Limited	England & Wales
ntl (Aylesbury and Chiltern) Limited	England & Wales
ntl (B) Limited	England & Wales
ntl (Broadland) Limited	England & Wales

NTL INCORPORATED

LIST OF SUBSIDIARY COMPANIES
AS OF JANUARY 10, 2003

JURISDICTION
OF
COMPANY	INCORPORATION/REGISTRATION

ntl (Chichester) Limited	England & Wales
ntl (City and Westminster) Limited	England & Wales
ntl (County Durham) Limited	England & Wales
ntl (CRUK) Limited	England & Wales
ntl (CWC Holdings)	England & Wales
ntl (CWC) Corporation Limited	England & Wales
ntl (CWC) Limited	England & Wales
ntl (CWC) Management Limited	England & Wales
ntl (CWC) No 2 Limited	England & Wales
ntl (CWC) No 3 Limited	England & Wales
ntl (CWC) No 4 Limited	England & Wales
ntl (CWC) Programming Limited	England & Wales
ntl (CWC) UK	England & Wales
ntl (Ealing) Limited	England & Wales
ntl (Eastbourne and Hastings) Limited	England & Wales
ntl (Fenland) Limited	England & Wales
ntl (Greenwich and Lewisham) Limited	England & Wales
ntl (Hampshire) Limited	England & Wales
ntl (Harrogate) Limited	England & Wales
ntl (Harrow) Limited	England & Wales
ntl (Kent) Limited	England & Wales
ntl (Lambeth and Southwark) Limited	England & Wales
ntl (Leeds) Limited	England & Wales
ntl (Norwich) Limited	England & Wales
ntl (Peterborough) Limited	England & Wales
ntl (South East) Limited	England & Wales
ntl (South Hertfordshire) Limited	England & Wales
ntl (South London) Limited	England & Wales
ntl (Southampton and Eastleigh) Limited	England & Wales
ntl (Sunderland) Limited	England & Wales
ntl (Thamesmead) Limited	England & Wales
ntl (Triangle) LLC	USA (Delaware)/UK Resident
ntl (UK) Group, Inc	USA (Delaware)/UK Resident
ntl (V) Limited	England & Wales
ntl (V) Plan Pension Trustees Limited	England & Wales
ntl (Wandsworth) Limited	England & Wales
ntl (Wearside) Limited	England & Wales
ntl (West London) Limited	England & Wales
ntl (YorCan) Limited	England & Wales
ntl (York) Limited	England & Wales
ntl Acquisition Company Limited	England & Wales
ntl Bolton Cablevision Holding Company	England & Wales

NTL INCORPORATED

LIST OF SUBSIDIARY COMPANIES
AS OF JANUARY 10, 2003

JURISDICTION
OF
COMPANY	INCORPORATION/REGISTRATION

ntl Bromley Company	USA (Delaware)/UK Resident
ntl Business (Ireland) Limited	England & Wales
ntl Business Limited	England & Wales
ntl CableComms Bolton	England & Wales
ntl CableComms Bromley	England & Wales
ntl CableComms Bury and Rochdale	England & Wales
ntl CableComms Cheshire	England & Wales
ntl CableComms Derby	England & Wales
ntl CableComms East Lancashire	England & Wales
ntl CableComms Greater Manchester	England & Wales
ntl CableComms Group, Inc	USA (Delaware)/UK Resident
ntl CableComms Group Limited	England & Wales
ntl CableComms Holdings No 1 Limited	England & Wales
ntl CableComms Holdings No 2 Limited	England & Wales
ntl CableComms Lancashire No 1	England & Wales
ntl CableComms Lancashire No 2	England & Wales
ntl CableComms Limited	England & Wales
ntl CableComms Macclesfield	England & Wales
ntl CableComms Manchester Limited	England & Wales
ntl CableComms Oldham and Tameside	England & Wales
ntl CableComms Solent	England & Wales
ntl CableComms Staffordshire	England & Wales
ntl CableComms Stockport	England & Wales
ntl CableComms Surrey	England & Wales
ntl CableComms Sussex	England & Wales
ntl CableComms Wessex	England & Wales
ntl CableComms West Surrey Limited	England & Wales
ntl CableComms Wirral	England & Wales
ntl Cambridge Limited	England & Wales
ntl Chartwell Holdings, Inc	USA (Delaware)/UK Resident
ntl Chartwell Holdings 2, Inc	USA (Delaware)/UK Resident
ntl Chartwell Holdings Limited	England & Wales
ntl Communications (Galway) Limited	Irish Republic
ntl Communications (Ireland) Limited	Irish Republic
ntl Communications (Waterford) Limited	Irish Republic
ntl Communications Limited	England & Wales
ntl Communications Services Limited	England & Wales
ntl Construction Limited	Irish Republic
ntl Darlington Limited	England & Wales
ntl Derby Cablevision Holding Company	England & Wales
ntl Digital Limited	England & Wales
ntl Digital Radio Limited	England & Wales

NTL INCORPORATED

LIST OF SUBSIDIARY COMPANIES
AS OF JANUARY 10, 2003

JURISDICTION
OF
COMPANY	INCORPORATION/REGISTRATION

ntl Digital (US), Inc.	USA (Delaware)
ntl Dublin Cablesystems Limited	Irish Republic
ntl Equipment No 1 Limited	England & Wales
ntl Equipment No 2 Limited	England & Wales
ntl Fawnspring Limited	England & Wales
ntl Funding (NJ), Inc.	USA (Delaware)
ntl Glasgow	Scotland
ntl Glasgow Holdings Limited	England & Wales
ntl Group Limited	England & Wales
ntl Healthcare Plan Trustees Limited	England & Wales
ntl Holdings (Broadland) Limited	England & Wales
ntl Holdings (East London) Limited	England & Wales
ntl Holdings (Fenland) Limited	England & Wales
ntl Holdings (Leeds) Limited	England & Wales
ntl Holdings (Norwich) Limited	England & Wales
ntl Holdings (Peterborough) Limited	England & Wales
ntl International Services, Inc.	USA (Delaware)
ntl Internet Limited	England & Wales
ntl Internet Services Limited	England & Wales
ntl Investment Holdings Limited	England & Wales
ntl Kirklees	England & Wales
ntl Kirklees Holdings Limited	England & Wales
ntl Limited	England & Wales
ntl Manchester Cablevision Holding Company	England & Wales
ntl Microclock Services Limited	England & Wales
ntl Midlands Limited	England & Wales
ntl Milton Keynes Limited	England & Wales
ntl Networks Limited	England & Wales
ntl North CableComms Holdings, Inc	USA (Delaware)/UK Resident
ntl North CableComms Management, Inc	USA (Delaware)/UK Resident
ntl Partcheer Company Limited	England & Wales
ntl Pension Trustees Limited	England & Wales
ntl Programming Subsidiary Company	USA (Delaware)/UK Resident
ntl Radio Services Limited	England & Wales
ntl Rectangle Limited	England & Wales
ntl Sideoffer Limited	England & Wales
ntl Solent Company	USA (Delaware)/UK Resident
ntl Solent Telephone and Cable TV Company Limited	England & Wales
ntl South CableComms Holdings, Inc	USA (Delaware)/UK Resident
ntl South CableComms Management, Inc	USA (Delaware)/UK Resident
ntl South Central Limited	England & Wales
ntl South Wales Limited	England & Wales

NTL INCORPORATED

LIST OF SUBSIDIARY COMPANIES
AS OF JANUARY 10, 2003

JURISDICTION
OF
COMPANY	INCORPORATION/REGISTRATION

ntl Streetunique Projects Limited	England & Wales
ntl Streetunit Projects Limited	England & Wales
ntl Streetusual Services Limited	England & Wales
ntl Streetvision Services Limited	England & Wales
ntl Streetvital Services Limited	England & Wales
ntl Streetwarm Services Limited	England & Wales
ntl Streetwide Services Limited	England & Wales
ntl Strikeagent Trading Limited	England & Wales
ntl Strikeamount Trading Limited	England & Wales
ntl Strikeapart Trading Limited	England & Wales
ntl Surrey Company	USA (Delaware)/UK Resident
ntl Sussex Company	USA (Delaware)/UK Resident
ntl Systems Limited	England & Wales
ntl Technical Support Company Limited	England & Wales
ntl Teesside Limited	England & Wales
ntl Telecom Services Limited	England & Wales
ntl Trustees Limited	England & Wales
ntl UK CableComms Holdings, Inc	USA (Delaware)/UK Resident
ntl UK Telephone and Cable TV Holding Company Limited	England & Wales
ntl Wessex Company	USA (Delaware)/UK Resident
ntl Westminster Limited	England & Wales
ntl Winston Holdings, Inc	USA (Delaware)/UK Resident
ntl Winston Holdings Limited	England & Wales
ntl Wirral Company	USA (Delaware)/UK Resident
ntl Wirral Telephone and Cable TV Company	England & Wales
Oxford Cable Limited	England & Wales
Prospectre Limited	Scotland
Scanners (Europe) Limited	England & Wales
Scanners Television Outside Broadcasts Limited	England & Wales
Secure Backup Systems Limited	England & Wales
South CableComms Holdings, Inc	USA (Delaware)/UK Resident
South CableComms LLC (Common Interests; No Share Capital)	USA (Delaware)/UK Resident
South CableComms Management, Inc	USA (Delaware)/UK Resident
Southern East Anglia Cable Limited	England & Wales
Stafford Communications Limited	England & Wales
Swindon Cable Limited	England & Wales
Tamworth Cable Communications Limited	England & Wales
Telecential Communications (Herts) Partnership	England & Wales
Telecential Communications (Northants) Partnership	England & Wales
Vision Networks Services UK Limited	England & Wales
Wessex Cable Limited	England & Wales
Winston Investors LLC (Common Interests; No Share Capital)	USA (Delaware)/UK Resident

NTL INCORPORATED

LIST OF SUBSIDIARY COMPANIES
AS OF JANUARY 10, 2003

JURISDICTION
OF
COMPANY	INCORPORATION/REGISTRATION

Wisley Golf Club Plc	England & Wales
Workplace Technologies Trustees Company Limited	England & Wales
XL Debt Recovery Agency Limited	England & Wales
X-TANT Limited	England & Wales